EXHIBIT 10.15


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                          GENTIVA HEALTH SERVICES, INC.


                                       AND


                            WILMINGTON TRUST COMPANY,
                                     Trustee


                               -------------------

                                 Amendment No. 1

                            Dated as of June 30, 2000
                               -------------------


                                       To


                     Indenture, Dated as of March 15, 2000,
                    Between Gentiva Health Services, Inc. and
                            Wilmington Trust Company,
                                   as Trustee



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                        AMENDMENT NO. 1 TO THE INDENTURE


     AMENDMENT NO. 1 to the INDENTURE (this "Amendment No. 1"), dated as of June 30, 2000, between Gentiva Health Services, Inc., a Delaware corporation (the "Company"), and Wilmington Trust Company, a Delaware corporation, as Trustee (the "Trustee").


                             RECITALS OF THE COMPANY


     WHEREAS, the Company and the Trustee heretofore executed and delivered an Indenture and the Debentures, dated as of March 15, 2000 (the "Indenture") (capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to such terms in the Indenture); and

     WHEREAS, pursuant to the Indenture, the Company issued and the Trustee authenticated and delivered $20,618,600 aggregate principal amount of the Company's 10% Convertible Subordinated Debentures due 2005 (the "Debentures"); and

     WHEREAS, the Company desires to amend the Indenture to provide that on and after the date hereof (i) the Interest Payment Dates in respect of the Debentures will be January 15, April 15, July 15 and October 15, commencing on July 15, 2000 and (ii) the Interest Payment Dates may be modified from time to time in the future by action of the Board of Directors of the Company without the consent of the Holders; and

     WHEREAS, pursuant to Section 9.2 of the Indenture, the parties hereto are entering into this Amendment No. 1 to provide that on and after the date hereof
(i) interest payments on the Debentures will only be on January 15, April 15, July 15 and October 15, commencing on July 15, 2000 and otherwise in accordance with the Indenture and (ii) the Interest Payment Dates may be modified from time to time in the future by action of the Board of Directors of the Company without the consent of the Holders; and

     WHEREAS, this Amendment No. 1 has been duly authorized by all necessary corporate action on the part of the Company.

     NOW, THEREFORE, the Company hereby covenants and agrees with the Trustee for the equal and proportionate benefit of all Holders of the Debentures, as follows:




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                                      -2-


     SECTION 1. Amendment of Certain Sections of Indenture. Subject to the other provisions hereof, the Indenture and the Debentures are hereby amended and supplemented in the following respects:

          (a) Section 2.2 of the Indenture is hereby amended by deleting references to "January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 2000" and replacing it with "January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2000".

          (b) Section 3.1 of the Indenture is hereby amended by deleting the first sentence of the third paragraph and replacing it with the following:

          "The Debentures shall bear interest at the rate of 10.0% per annum, from March 15, 2000 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein) in arrears, on January 15, April 15, July 15 and October 15 of each year, commencing July 15, 2000 until the principal thereof is paid or made available for payment."


          (c) Section 9.2 is hereby amended by adding the following sentence to such section as the penultimate paragraph of such section:

          "Notwithstanding the foregoing, the Interest Payment Dates may be modified from time to time on and after the date hereof by action of the Board of Directors of the Company, without the consent of the Holders and with prior notice to the Trustee."


          (d) The Debentures shall be modified to reflect the foregoing.

     SECTION 2. Effect of Amendment No. 1. Upon the execution and delivery of this Amendment No. 1 by the Company and the Trustee, the Indenture and the Debentures shall be amended in accordance herewith, and this Amendment No. 1 shall amend and form a part of the Indenture and the Debentures for all purposes, and every Holder of Debentures heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

     SECTION 3. Indenture Remains in Full Force and Effect. Except as amended hereby, all provisions in the Indenture shall remain in full force and effect.


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                                      -3-


     SECTION 4. Conflict with Trust Indenture Act. If any provision of this Amendment No. 1 limits, qualifies or conflicts with any provision of Sections 310 through 317, inclusive, of the Trust Indenture Act, which provision imposes duties on any Person, the applicable provisions of Sections 310 through 317, inclusive, of the Trust Indenture Act shall control.

     SECTION 5. Separability Clause. In case any provision in this Amendment No. 1 shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 7. Benefits of Amendment No. 1, Etc. Nothing in this Amendment No. 1, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and the Holders of the Debentures from time to time, any benefit or any legal or equitable right, remedy or claim under this Amendment No. 1.

     SECTION 8. Successors and Assigns. All covenants and agreements in this Amendment No. 1 by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 9. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Amendment No. 1.

     SECTION 10. Certain Duties and Responsibilities of the Trustee. In entering into this Amendment No. 1, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

     SECTION 11. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 12. Counterparts. This Amendment No. 1 may be executed in counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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                                      -4-


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and attested, all as of the date and year first above written.


                               GENTIVA HEALTH SERVICES, INC.




                               By:  /s/ Patricia C. Ma
                                    -----------------------------------
                                      Name:
                                      Title:


                               WILMINGTON TRUST COMPANY,
                                 as Trustee




                               By:  /s/ Mary C. St. Amand
                                    -----------------------------------
                                      Name:   Mary C. St. Amand
                                      Title:  Assistant Vice President